Draft of May 7, 1996






                               __________ Shares

                                TYCO TOYS, INC.

                         $_________ Depositary Shares
               Each one representing One Twentieth of a Share of
          Series C Mandatorily Convertible Redeemable Preferred Stock
                             ($_______ par value)



                            UNDERWRITING AGREEMENT



                                                               May ____, 1996


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LAZARD FRERES & CO. LLC
  As Representatives of the
    several underwriters
    named in Schedule I hereto
  277 Park Avenue
  New York, New York  10172

Dear Sirs:

                  Tyco Toys, Inc., a Delaware corporation (the "Company") proposes to issue up to __________ shares of its Series C Mandatorily Convertible Redeemable Preferred Stock, par value $_____ per share (the "Series C Preferred Stock"), of which ______ shares of Series C Preferred Stock would be issued in connection with the sale of the Firm Shares (as hereinafter defined) and ______ shares of Series C Preferred Stock would be issued in connection with the sale of the Additional Shares (as hereinafter defined) to the several underwriters named in Schedule I hereto (the "Underwriters").

                  The Series C Preferred Stock will, when issued, be deposited by the Company against delivery of Depositary Receipts ("Depositary Receipts") to be issued by Midlantic Bank, N.A. as depositary (the "Depositary"), under a Deposit Agreement dated as of _________, 1996 (the "Deposit Agreement") between the Company and the Depositary. Each Depositary Receipt will evidence one or more Depositary Shares (the "Depositary Shares"), and each Depositary Share will represent ownership of one- twentieth of a share of Series C Preferred Stock.

                  The Series C Preferred Stock will be converted by the Company into shares of common stock, par value $.01 per share (the "Common Stock") of the Company on __________, 2000 (the "Mandatory Conversion Date") unless previously redeemed by the Company or converted by the holder thereof for shares of Common Stock.

                  The Company proposes to sell to the several Underwriters named in Schedule I hereto __________ of the Depositary Shares (the "Firm Shares"). The Company also proposes to sell to the several Underwriters not more than an additional ___________ of the Depositary Shares (the "Additional Shares") if and to the extent that you, as Representatives of the several Underwriters, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Depositary Shares granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the Depositary Shares.

                  1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 including a prospectus relating to the Series C Preferred Stock, the Depositary Shares and the Common Stock, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Depositary Shares is hereinafter referred as the Prospectus.

                  2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of $______ (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and





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




sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to _______ Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

                  The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company, and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees, for a period of 90 days after the date of the Prospectus, to not, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of its capital stock or any securities convertible into or exchangeable for such capital stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such capital stock, except for the Depositary Shares to be purchased by the Underwriters pursuant to this Agreement. Notwithstanding the foregoing, during such period the Company may (i) grant stock options pursuant to the Company's existing stock option plan, (ii) issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) [TO COME].

                  3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Depositary Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Depositary Shares upon the terms set forth in the Prospectus.

                  4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the





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




"Exchange Act") (the "Closing Date") following the date of the initial public offering, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

                  Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

                  Depositary Receipts for the Firm Shares and the Additional Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such Depositary Receipts shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Depositary Receipts in definitive form evidencing the Firm Shares and the Additional Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer or certified or official bank checks payable in Federal funds to the order of the Company.

                  5.  Agreements of the Company.  The Company agrees with you:

                  (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

                  (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Depositary Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which omits to state a material fact necessary in order to make the statements made in the Registration Statement or the Prospectus, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every





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




         reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to you, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                  (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Depositary Shares by you, and to use its best efforts to cause the same to become promptly effective.

                  (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                  (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                  (g) Prior to any public offering of the Depositary Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Depositary Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to





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




         service of process or other documents as may be necessary in order to effect such registration or qualification.

                  (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                  (i) During the period from the date of this Agreement to the Mandatory Conversion Date or the earlier conversion or redemption of all of the Depositary Shares, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Depositary Shares a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Depositary Shares or Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                  (k) To pay all costs, expenses, fees and taxes incident to
         (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in





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




         connection with the offering of the Depositary Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Depositary Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Depositary Shares on the New York Stock Exchange ("NYSE") and (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Depositary Shares by the Underwriters or by dealers to whom Depositary Shares may be sold.

                  (l) To use its best efforts to list, as soon as practicable, the Depositary Shares and the shares of Common Stock issuable upon conversion or redemption of the Series C Preferred Stock on the NYSE (or on a national securities exchange) and to maintain the inclusion of the Depositary Shares until the Mandatory Conversion Date, unless all such Depositary Shares are earlier converted or redeemed, and to maintain the inclusion of the Common Stock for a period of five years after the effective date of the Registration Statement.

                  (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Depositary Shares.

                  (n) That, for all purposes of this Agreement and the transactions herein contemplated, the only information furnished to the Company by the Underwriters specifically for use in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, are (i) the statement with respect to stabilization appearing on the inside front cover page of the preliminary prospectus and the Prospectus, (ii) the first two sentences of the last paragraph of text appearing on the front cover page of the preliminary prospectus and the Prospectus, and
         (iii) the information appearing in the preliminary prospectus and the Prospectus in the third paragraph under the caption "Underwriting."

                  6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.





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





                  (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, it being understood and agreed that the only such information consists of the information described as such in Section 5(n) hereof.

                  (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing (or equivalent concept under the laws of any foreign jurisdiction) under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the condition of the Company (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (e) The Company's only direct and indirect subsidiaries are listed on Schedule A hereto (the "subsidiaries"). All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and





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         non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                  (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (g) The Series C Preferred Stock, and the deposit of the Series C Preferred Stock by the Company in accordance with the Deposit Agreement, have been duly and validly authorized and, when the shares of Series C Preferred Stock are issued and delivered as provided herein, and upon payment for the Depositary Shares and delivery of the Depositary Receipts in accordance with this Agreement, the Series C Preferred Stock will be validly issued, fully paid and non-assessable, and the issuance of the shares of Series C Preferred Stock will not be subject to any preemptive or similar rights.

                  (h) The shares of Common Stock initially issuable upon the optional conversion, optional redemption and mandatory conversion of the Series C Preferred Stock have been duly authorized and reserved for issuance upon such conversion or redemption and, when issued upon such conversion or redemption, will be validly issued, fully paid and non-assessable and the issuance of such Common Stock will not be subject to any preemptive or similar rights.

                  (i) Assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Depositary Share, upon delivery of the Depositary Receipts in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and non-assessable share of Series C Preferred Stock, will represent an interest in one-twentieth of a validly issued, outstanding, fully paid and non-assessable share of Series C Preferred Stock; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement and upon payment for the Depositary Shares and delivery of the Depositary Receipts in accordance with this Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement.

                  (j) This Agreement and the Deposit Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms (except as rights to indemnity and contribution hereunder may be limited by applicable law).

                  (k) The authorized capital stock of the Company, including the Series C Preferred Stock, the Depositary Shares and the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.





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





                  (l) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws (or equivalent instruments in the case of foreign jurisdictions), or in default, or upon the use of proceeds from the sale of the Depositary Shares in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Prospectus or upon the consummation of the transactions contemplated by the Prospectus, will be in default, in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

                  (m) The execution, delivery and performance of this Agreement and the Deposit Agreement, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws (or equivalent instruments in the case of foreign jurisdictions), of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property. In particular, the Company has received all consents or approvals required to be obtained in order to consummate the transactions contemplated hereunder and under the Prospectus, including, without limitation, the issuance and sale of the Depositary Shares and the declaration and payment of dividends in connection with the Series C Preferred Stock.

                  (n) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                  (o) Neither the Company nor any of its subsidiaries has violated any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and





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




         regulations promulgated thereunder, that could, singly or in the aggregate, result in a Material Adverse Effect. The Company is not a party to any collective bargaining agreements.

                  (p) The properties, assets and operations of the Company and its subsidiaries are in compliance with all Environmental Laws (as defined below), except to the extent that failure to so comply would not, singly or in the aggregate, have a Material Adverse Effect. With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no past, present or, to the best knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent compliance or continued compliance with Environmental Laws in any material respect. Neither the Company nor any of its subsidiaries nor any of their past or present property, assets or operations (i) is the subject of any federal, state, local or foreign investigation relating to any violation or potential violation of any Environmental Law or any release or threatened release of, or clean-up of, any Hazardous Materials (as defined below), that could, singly or in the aggregate, have a Material Adverse Effect, (ii) has received notice of any such investigation or (iii) has received any notice or claim (or is aware of any facts that would form a reasonable basis for any claim) or entered into any negotiations or agreements with any third party relating to any violation or potential violation of any Environmental Law or any release or threatened release of, or clean-up of, any Hazardous Materials that could, singly or in the aggregate, have a Material Adverse Effect. There are no pending, reasonably anticipated or, to the best knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any their properties, assets or operations in connection with any Environmental Law or any release or threatened release of, or cleanup of, Hazardous Materials that could, singly or in the aggregate, have a Material Adverse Effect.

                  As used herein, "Environmental Laws" means any applicable federal, state, local or foreign law, common law, doctrine, rules, regulations, order, decree, judgment, injunction, permit or license relating to public and worker health and safety or to the protection or clean-up of the natural environment or activities or conditions relating thereto, including, without limitation, those relating to the generation, handling, storage, disposal, transportation, or release or threatened release of Hazardous Materials. As used herein, "Hazardous Materials" means all explosive or radioactive substances or wastes, hazardous or toxic substances or wastes, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, and all other substances regulated as a hazardous substance, hazardous waste or hazardous pollutant under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss. 9601 et seq.





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         (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss. 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.ss. 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. ss.ss. 7401 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.ss. 1101 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801 et seq., and all amendments or regulations promulgated thereunder.

                  (q) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                  (r) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

                  (s) Except as otherwise set forth in the Prospectus or such as would not, singly or in the aggregate, have a Material Adverse Effect, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might, singly or in the aggregate, have a Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                  (t) The Company and each of its subsidiaries maintains reasonably adequate insurance.

                  (u) Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the Act.

                  (v) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (w) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (x) Except as otherwise set forth in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

                  (y) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (z) Except as otherwise disclosed in the Prospectus, there are no (i) outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof or (ii) business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

                  (aa) Each of the Company and its subsidiaries is in compliance with all laws, ordinances and regulations (domestic or foreign), including, without limitation, the Foreign Corrupt Practices Act of 1977, applicable to its properties (whether leased or owned) and its business, as described in the Prospectus, except where noncompliance with such laws, ordinances and regulations would not, singly or in the aggregate, have a Material Adverse Effect.

                  (ab) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith. Each such return when filed was true, accurate and complete in all material respects. All material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges shown by such returns or otherwise assessed or due and payable by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and each of its subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there has been no tax deficiency asserted and the Company is not aware of any facts that would form a reasonable basis for the assertion of any tax deficiency against the Company or any of its subsidiaries that could, singly or in the aggregate, have a Material Adverse Effect.

                  (ac) The Company and its subsidiaries own or possess all the patents, trademarks, service marks, trade names, copyrights, trade secrets and other proprietary rights, licenses and rights with respect thereto (collectively, "Intellectual Property") employed by them in connection with the businesses now operated as described in the Prospectus, except where the failure to own or possess the same would not, singly or in the aggregate, have a Material Adverse Effect, and to the knowledge of the Company and its subsidiaries, no infringement or violation of, or conflict with the rights of others exists with respect to any such Intellectual Property.

                  (ad) There are no contracts, agreements or understandings between the Company and any person entitling such person to any fee, commission or payment from the Company or, to the Company's knowledge, the Underwriters in connection with the Depositary Shares to be sold by the Company, other than as compensation due and payable to the Underwriters as described in the Prospectus.

                  (ae) The Company has filed a registration statement pursuant to Section 12(b) of the Exchange Act, to register the Depositary Shares and the shares of Common Stock initially issuable upon conversion or redemption of the Series C Preferred Stock, has filed an application to list such shares on the NYSE, and has received notification that the listing has been approved, subject to notice of issuance.

                  7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the

Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein, it being understood and agreed that the only such information consists of the information described as such in Section 5(n) hereof; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Depositary Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Depositary Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

                  (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
(i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, it being understood and agreed that the only such information consists of the information described as such in Section 5(n) hereof. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

                  (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Depositary Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Depositary Shares purchased by each of the Underwriters hereunder and not joint.

                  8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:
                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462 (b) of the Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                  (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business, prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by _______________ and _______________, in their capacities as the _______________ and _______________ of the Company,
         confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 8.

                  (d) You shall have received on the Closing Date an opinion (satisfactory to you and Dewey Ballantine, counsel for the Underwriters), dated the Closing Date, of Baer Marks & Upham LLP, counsel for the Company, to the effect that:

                                  (i) the Company and each of its subsidiaries
                  has been duly incorporated, is validly existing as a corporation in good standing (or equivalent concept under the laws of any foreign jurisdiction) under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                                 (ii) the Company and each of its subsidiaries
                  is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

                                (iii) all of the outstanding shares of capital
                  stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                                 (iv) the Series C Preferred Stock, and the
                  deposit of the Series C Preferred Stock by the Company in accordance with the Deposit Agreement, have been duly and validly authorized and, when shares of the Series C Preferred Stock are issued and delivered as provided herein, and upon payment for the Depositary Shares and delivery of the Depositary Receipts in accordance with this Agreement, the shares of Series C Preferred Stock will be validly issued, fully paid and non-assessable and the issuance of the Series C Preferred Stock is not subject to any preemptive or similar rights arising by operation of the certificate of incorporation of the Company or the Delaware General Corporation Law;

                                  (v) the shares of Common Stock initially
                  issuable upon the optional conversion, optional redemption or mandatory conversion of the Series C Preferred Stock have been duly authorized and reserved for issuance upon such conversion or redemption and, when issued upon such conversion or redemption, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights arising by operation of the certificate of incorporation of the Company or the Delaware General Corporation Law;

                                 (vi) assuming due authorization, execution
                  and delivery of the Deposit Agreement by the Depositary, each Depositary Share, upon delivery of the Depositary Receipts in accordance with the provisions of the Deposit Agreement against the deposit of validly issued, fully paid and non-assessable share of Series C Preferred Stock, will represent an interest in one-twentieth of a validly issued, outstanding, fully paid and non-assessable share of Series C Preferred Stock; assuming due execution and delivery of the Depositary Receipts by the Depositary pursuant to the Deposit Agreement and upon payment for the Depositary Shares and delivery of the Depositary Receipts in accordance with this Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement;

                                (vii) this Agreement and the Deposit Agreement
                  have been duly authorized, executed and delivered by the Company and are legal, valid and binding agreements of the Company enforceable in accordance with their respective terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                               (viii) the authorized capital stock of the
                  Company, including the Depositary Shares, Series C Preferred Stock and Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                                 (ix) the Registration Statement has become
                  effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                                  (x) the statements under the captions
                  "Description of Indebtedness," "Description of the Series C Preferred Stock," "Description of Depositary Shares," "Description of Other Capital Stock", "Dividend Policy and Dividends" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                                 (xi) neither the Company nor any of its
                  subsidiaries is in violation of its respective charter or by-laws (or equivalent instruments in the case of foreign jurisdictions), and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

                                (xii) the execution, delivery and performance
                  of this Agreement by the Company and the Deposit Agreement, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws (or equivalent instruments in the case of foreign jurisdictions) of the Company or any of its subsidiaries, or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws,

                  Environmental Laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

                               (xiii) after due inquiry, such counsel does not
                  know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                                (xiv) to the best of such counsel's knowledge,
                  after due inquiry, neither the Company nor any of its subsidiaries has violated any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might, singly or in the aggregate, have a Material Adverse Effect;

                                 (xv) to the best of such counsel's knowledge,
                  after due inquiry, neither the Company nor any of its subsidiaries are in violation of any Environmental Laws, except to the extent that such violation could not, singly or in the aggregate, have a Material Adverse Effect.

                                (xvi) the Company and each of its subsidiaries
                  has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

                               (xvii) the Company is not an "investment
                  company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                              (xviii) except as disclosed in the Prospectus,
                  to the best of such counsel's knowledge, after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

                           (xix) to the best of such counsel's knowledge,
                  after due inquiry, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which, singly or in the aggregate, could have a Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary;

                                 (xx) (A) the Registration Statement
                  (including any Registration Statement filed under 462 (b) of the Act, if any) and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (B) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Such opinion shall also state that the discussion set forth under the caption, "Certain Federal Income Tax Considerations" in the Prospectus accurately reflects such counsel's views on the matters discussed therein and is based upon reasonable interpretations of existing law.

                  In giving such opinion with respect to the matters covered by clause (xx) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                  The opinion of Baer Marks & Upham LLP described in paragraph
(d) above shall be rendered to you at the request of the Company and shall so state therein.

                  (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Dewey Ballantine, counsel for the Underwriters, as to the matters referred to in clauses (iv), (v),
         (vi), (vii), (ix), (x) (but only with respect to the statements under the caption "Description of the Series C Preferred Stock," "Description of Depositary Shares" and "Underwriting") and (xx) of the foregoing paragraph (d). In giving such opinion with respect to the matters covered by clause (xx) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                  (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Deloitte & Touche LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Deloitte & Touche LLP on the date of this Agreement.

                  (g) The Company shall have delivered to you the agreements specified in Section 2 hereof.

                  (h) Prior to the Closing Date, the Company shall have delivered to you all consents or approvals required to be obtained in order to consummate the transactions contemplated hereunder and under the Prospectus, including without limitation, the issuance and sale of the Depositary Shares and the declaration and payment of dividends in connection with the Series C Preferred Stock.

                  (i) Prior to the Closing Date, the Company shall have furnished to you or caused to be furnished to you such further information, certificate, opinions and documents as you may reasonably request.

                  (j) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company and its subsidiaries, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

                  9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

                  This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change, on the earnings, affairs, or business prospects of the Company or any of its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Depositary Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Depositary Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or
(vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Depositary Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the

Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Depositary Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Depositary Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

                  10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Tyco Toys, Inc., 6000 Midlantic Drive, Mt. Laurel, New Jersey 08054, and (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Depositary Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Depositary Shares and payment for them hereunder and (iii) termination of this Agreement.

                  If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Depositary Shares from any of the several Underwriters merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                               Very truly yours,

                                    TYCO TOYS, INC.


                                    By:____________________________
                                       Name:
                                       Title:



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LAZARD FRERES & CO. LLC

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION

   By:__________________________
          Name:
          Title:

                                                SCHEDULE I



                                                         Number of Firm Shares
   Underwriters                                           to be Purchased

Donaldson, Lufkin & Jenrette
  Securities Corporation

Lazard Freres & Co. LLC





                                                        ---------------------

                                    Total